Please file this Prospectus Supplement with your records


                             THE YACKTMAN FUNDS, INC

                Supplement to the Prospectus dated April 30, 2001

Effective July 1, 2001, the address of The Yacktman Funds, Inc., and the address of Yacktman Asset Management Co., the investment adviser to each of the Yacktman Funds, has changed. The new address for both is: 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089.

The address for sending purchase, redemption and exchange requests, as well as all other correspondence relating to shareholder accounts and shareholder services IS NOT changing. That address remains as follows:

                              By First Class mail:

                            The Yacktman Funds, Inc.
                           Shareholder Services Center
                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701

                By Overnight Delivery Service or Registered Mail:

                            The Yacktman Funds, Inc.
                           Shareholder Services Center
                            615 East Michigan Street
                         Milwaukee, Wisconsin 53202-5207


             The date of this Prospectus Supplement is July 1, 2001